UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

September 10, 2008
(Date of Report/Date of Earliest Event Reported)

GRANAHAN MCCOURT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33075	02-0781911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

179 Stony Brook Road
Hopewell, NJ  08525

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (609) 333-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒                                                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

The press release of Granahan McCourt Acquisition Corporation dated September 10, 2008 is attached hereto as exhibit 99.1

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

The following Exhibits are attached as part of this report:

99.1  Press Release of Granahan McCourt Acquisition Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Granahan McCourt Acquisition Corporation (Registrant)

Date: September 10, 2008	By:

/s/ David C. McCourt
David C. McCourt
President, Chief Executive Officer and
Chairman of the Board